EXHIBIT NO. 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (the “Second Amendment”) is entered into this 5th day of May, 2008, effective as of April 12, 2008 (the “Effective Date”), by and between DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the “Borrower”) and FIFTH THIRD BANK, a Michigan banking corporation (the “Bank”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated April 12, 2006, as amended by Amendment to Loan Agreement dated April 12, 2007 (collectively the “Loan Agreement”). All of the capitalized terms used herein shall have the same identification and defined meanings as set forth in the Loan Agreement unless otherwise specifically indicated or defined herein.

RECITALS:

A. The Bank currently has a $2,500,000.00 revolving credit loan facility to Borrower (the “RLOC Loan”) as evidenced by a Renewal Revolving Credit Note dated effective April 12, 2007 (the “RLOC Note”), secured under the Loan Agreement.

B. The Borrower has requested and the Lender has agreed to advance an additional $5,000,000.00 under the RLOC Loan facility and consolidate the advance with the renewal of the RLOC Loan for a modified RLOC Loan in the amount of $7,500,000.00 (the “Consolidation RLOC Loan”) as evidenced by a Renewal and Consolidation Revolving Credit Note of even date herewith (the “Consolidation RLOC Note”) pursuant to the terms of this Second Amendment and the other loan documents herein referred.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

1. Recitals. The above Recitals are true and correct and by this reference are incorporated herein.

2. Loan and Note Terms. The Lender has made the Consolidation RLOC Loan in the amount of $7,500,000.00 of even date herewith. The term “Loan” as defined in the Loan Agreement shall henceforth be defined as to include the Consolidation RLOC Loan. The term “Note” in the Loan Agreement shall henceforth be defined to include the Consolidation RLOC Note. The Loan shall mature 364 days from the Effective Date hereof.

3. Security and Eligible Accounts Receivable. The Consolidation RLOC Note shall be continue to be secured by the Collateral as defined in the Loan

Agreement, with the Accounts Receivable therein defined to specifically henceforth include any and all Accounts Receivable payable by the State of Mississippi Emergency Management Agency under the Mississippi Alternative Housing Pilot Program or any other Government Backed Agency receivables, which receivables shall not be excluded as “Eligible Accounts Receivable” under the Loan Agreement (a) to the extent that they exceed 25% of the Borrower’s total Accounts Receivable, or (b) to the extent which no more than 90 days shall have elapsed from the original date of the relevant invoice.

4. Borrowing Base and Borrowing Base Certificate. The Borrowing Base definition in the Loan Agreement is hereby deleted and the following Borrowing Base definition is substituted in its place and stead:

“Borrowing Base” shall mean, at any date of determination thereof (which date and determination shall be in the Bank’s sole discretion) an amount equal to the sum of (i) 80% of Eligible Accounts Receivable, plus (ii) 50% of Eligible Inventory (based upon the lower of actual cost or market value with a maximum Inventory Borrowing Base of $1,500,000.00). The Bank has bargained for and Borrower agrees and acknowledges that the Collateral not included in the Borrowing Base is a cushion of collateral value in excess of the secured advances under the Loan.

The Borrowing Base Certificate attached as Exhibit A to the Loan Agreement is hereby revised in accordance with the Revised Borrowing Base Certificate attached hereto as Exhibit A

5. Financial Statements and Reports. Sections 6.4 (a), (b) and (f) of the Loan Agreement are amended as follows:

(a) Section 6.4 (a) is amended to provide that copies of federal corporate tax returns are no longer required. The remaining reports required under Section 6.4 (a) shall continue to be due annually as stated.

(b) Section 6.4 (b) is modified to provide that the monthly financial statements required under subsection (4) shall henceforth be required quarterly within 30 days of the end of each calendar quarter. The remaining reports required under Section 6.4 (b) shall continue to be due monthly as stated.

(c) Section 6.4 (f) is deleted in its entirety.

6. Subordinate Indebtedness. Any loans or other indebtedness incurred by the Borrower to any third party or to related party of the Borrower, whether now existing or hereafter made, shall be subordinate and subordinated to the Loan.

7. Other Terms. Except as specifically modified and amended by the terms set forth in this Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

8. Guarantor Reaffirmation. Guarantor executes this Second Amendment to re-affirm its liability for the Loan and the obligations of the Borrower under the Loan Agreement as modified by this Second Amendment.

Entered into as of the day and year first above written.

BORROWER:

WITNESSES:	DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

	By:	/s/ Joel Logan
Signature of Witness		Joel Logan, as its President

Print or type Name of Witness

(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

BANK:

FIFTH THIRD BANK,
a Michigan banking corporation

	By:	/s/ Chad Loar
Signature of Witness		Chad Loar, as its Vice President

Print or type Name of Witness

(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

GUARANTOR:

DEER VALLEY CORPORATION,
a Florida corporation

	By:	/s/ Steve Lawler
Signature of Witness		Steve Lawler, as its Assistant Secretary

Print or type Name of Witness

(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

EXHIBIT “A”

REVISED BORROWING BASE CERTIFICATE

FIFTH THIRD BANK

201 East Kennedy Blvd., Suite 1800

Tampa, Florida 33602

Pursuant to the Loan and Security Agreement, as amended, Borrower hereby certifies, as of the above date, the following:

(A)	Current Value of Inventory		$

(B)	Less: Ineligibles		$

(C)	Net Amount of Inventory (A) Less (B)		$

(D)	50% of (C) Not To Exceed $1,500,000.00		$

(E)	Aggregate Amount of Accounts Receivable		$

(F)	Less: Ineligibles

	Accounts over 60 days	$
(or 90 days with regard to Gov’t Backed A/R’s)

Accounts with Account Debtors having in excess of 25% of total Eligible A/R
	(not including Gov’t Backed A/Rs)	$

	Other (if applicable)	$

	Total Ineligible	$

(G)	Net Amount of Eligible Accounts Receivable (E) Less (F)		$

(H)	80% of (G)		$

(I)	CURRENT BORROWING BASE:		$
(D) Plus (H)

(J)	The aggregate unpaid principal Owed to Bank is (will not exceed maximum loan limit or (I) above)		$

(K)	Availability (I) Less (J), Less all issued and Outstanding Letters of Credit,		$

Not to exceed the maximum loan limit of $ 7,500,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the “Bank”) as follows:

1. All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof.

2. No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3. The description of Eligible Inventory and Eligible Accounts and the values assigned thereto are true and correct in all material respects (see attached inventory declaration and accounts receivable aging). We are legal owners of the inventory and the accounts receivable as identified above. We further certify that the inventory is in good condition and that storage conditions are safe and satisfactory for this type of inventory.

4. The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $7,500,000.00 (after taking into account issued and outstanding Letters of Credit) Commitment or Borrowing Base.

This shall also certify that, for the month ending                     , 200    , DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the “Borrower” or “Corporation”) was in compliance with the following covenants contained in the Loan and Security Agreement between Bank and Borrower dated April 12, 2006, as amended.

	COVENANT	ACTUAL	COMPLIANCE
1.	Maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00 “Debt Service Coverage Ratio” is (1) (A) Net Income of Borrower, plus (B) Interest Expense, plus (C) Depreciation & Amortization, minus (D) Distributions, minus (E) Extraordinary Income / Non-Recurring Income, divided by (2) (A) Current Portion of Long Term Debt Payments, plus (2) Interest Expense	____________	____________

2.	Maintain a Debt to Tangible Net Worth Ratio of Not More than 2.00 to 1.00 “Debt to Tangible Net Worth Ratio” is: (1) (A) Total Liabilities of Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt, minus (C) Intangibles, minus (D) Related Party Receivables	____________	____________

By:	By:
Its:	Its:

Date: , 200	Date: , 200